                                                                  EXHIBIT (9)(f)
                                   APPENDIX A
                                     to the
                          Co-Administration Agreement
                       between Compass Capital Funds/SM/
                        and Compass Capital Group, Inc.


                              Class of
Name of Portfolio              Shares
-----------------             --------

Small Cap Value Equity
  Portfolio...........        Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Small Cap Growth Equity
  Portfolio..........         Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Growth Equity Portfolio.....  Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Value Equity Portfolio.....   Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Select Equity Portfolio.....  Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Index Equity Portfolio.....   Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

                              Class of
Name of Portfolio              Shares
-----------------             --------

International Equity          Institutional
  Portfolio................   Service
                              Investor A
                              Investor B
                              Investor C

International Emerging
 Markets Portfolio........    Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Balanced Portfolio........    Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Low Duration Bond
 Portfolio...............     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Intermediate Bond
 Portfolio...............     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Intermediate Government
 Bond Portfolio..........     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C
Government Income
 Portfolio...............     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

                              Class of
Name of Portfolio              Shares
-----------------             --------

Core Bond Portfolio......     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C


Managed Income Portfolio..    Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

International Bond
 Portfolio...............     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Tax-Free Income
 Portfolio...............     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Pennsylvania Tax-Free
 Income Portfolio........     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

New Jersey Tax-Free
 Income Portfolio........     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Ohio Tax-Free Income
 Portfolio...............     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

                              Class of
Name of Portfolio              Shares
-----------------             --------

Money Market Portfolio...     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Municipal Money Market
 Portfolio...............     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

U.S. Treasury Money
 Market Portfolio........     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Ohio Municipal Money
 Market Portfolio........     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Pennsylvania Municipal
 Money Market Portfolio..     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

North Carolina Municipal
 Money Market Portfolio...    Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

New Jersey Municipal Money
 Market Portfolio.........    Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

                              Class of
Name of Portfolio              Shares
-----------------             --------

Virginia Municipal Money
 Market Portfolio.........    Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Multi-Sector Mortgage
 Securities Portfolio III     Institutional

Mid-Cap Growth Equity
 Portfolio...............     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Mid-Cap Value Equity
  Portfolio..............     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

BlackRock Non-Dollar
  Portfolio I..............   Institutional

BlackRock Non-Dollar
  Portfolio II.............   Institutional


Agreed to and accepted as of _______________, 1997:

COMPASS CAPITAL FUNDS/SM/


By:____________________________

COMPASS CAPITAL GROUP, INC.


By:____________________________